                                                                 Exhibit 10.14

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                 AMENDMENT NO. 4

                                       to

                                    AGREEMENT

                                 by and between

                  BAYER AG AND MILLENNIUM PHARMACEUTICALS, INC.

         This is Amendment No. 4, dated as of December 1, 2000 ("Amendment No. 4"), to the Agreement, dated as of September 22, 1998 and as subsequently amended (the "Agreement"), by and between Bayer AG, located at D 51368 Leverkusen, Germany and Millennium Pharmaceuticals, Inc., located at 75 Sidney Street, Cambridge, Massachusetts 02139.

                                  INTRODUCTION

         The Parties have determined that it is in their mutual best interests to amend the Agreement in the manner set forth below.

         Accordingly, in accordance with Section 11.5 of the Agreement, the Parties agree to amend the Agreement as follows:

         1. Use of Terms. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

         2. Exhibit D. Exhibit D of the Agreement is hereby amended by deleting Exhibit D in its entirety and by substituting the following in its place:

                            Program Payment Schedule

                     Date                                Payment Due
                     ----                                -----------
                     February 1, 1999                    $[**]
                     May 1, 1999                         $[**]
                     August 1, 1999                      $[**]

                     November 1, 1999                    $[**]
                     December 1, 1999                    $[**]
                     February 1, 2000                    $[**]
                     May 1, 2000                         $[**]
                     August 1, 2000                      $[**]

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                    November 1, 2000                     $[**]
                    December 8, 2000                     $[**]
                    February 1, 2001                     $[**]
                    May 1, 2001                          $[**]
                    August 1, 2001                       $[**]

                    November 1, 2001                     $[**]
                    February 1, 2002                     $[**]
                    May 1, 2002                          $[**]
                    August 1, 2002                       $[**]

                    November 1, 2002                     $[**]
                    February 1, 2003                     $[**]
                    May 1, 2003                          $[**]
                    August 1, 2003                       $[**]

         2. General. In all other respects, the Agreement is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Parties have executed this Amendment No. 4 as of the date set forth above.

                                    BAYER AG

                                    By: /s/ WOLFGANG HARTWIG
                                        -----------------------------
                                    Title: Prof. Dr. Wolfgang Hartwig


                                    By: /s/ HELMUT PASTOR
                                        -----------------------------
                                    Title:  Senior Counsel


                                    MILLENNIUM PHARMACEUTICALS, INC.


                                    By: /s/ KEVIN STARR
                                        -----------------------------
                                    Title:  Chief Financial Officer







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